Oppenheimer Capital Income Fund

Oppenheimer Equity Fund

Oppenheimer Main Street Select Fund®

Oppenheimer Portfolio Series: Active Allocation Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Oppenheimer Select Value Fund

Supplement dated December 6, 2013 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective February 3, 2014:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount.

Effective July 1, 2014:

2.	All references to Class N are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

3.	In the table titled “Shareholder Fees (fees paid directly from your investment)”, the Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds) for Class R is “None.”

December 6, 2013	PS0000.094

Oppenheimer Capital Income Fund

Supplement dated September 3, 2013 to the Summary Prospectus dated December 28, 2012

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”), dated December 28, 2012, and is in addition to any other supplement(s).

Effective November 1, 2013:

1.	The fourth paragraph in the section titled “Principal Investment Strategies” on page 2 is deleted in its entirety and replaced by the following:

The Fund's debt securities may be rated by a nationally recognized statistical rating organization or may be unrated. The Fund can invest up to 40% of its total assets in below-investment-grade securities, also referred to as "junk bonds." "Investment grade" securities are rated in one of the top four rating categories.

2.	The section titled “Special Risks of Lower-Grade Securities” on page 3 is deleted in its entirety and replaced by the following:

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as “junk” bonds) may be subject to greater price fluctuations than investment-grade securities, increased credit risk and greater risk that the issuer might not be able to pay interest and principal when due. The market for below investment-grade securities may be less liquid and therefore these securities may be harder to value or sell, especially during times of market volatility or decline.

Because the Fund can invest up to 40% of its assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 40% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

September 3, 2013	PS0300.043

OPPENHEIMER Capital Income Fund Summary Prospectus December 28, 2012
NYSE Ticker Symbols
Class A	OPPEX
Class B	OPEBX
Class C	OPECX
Class N	OCINX
Class Y	OCIYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/CapitalIncomeFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated December 28, 2012, and through page 81 of its most recent Annual Report, dated August 31, 2012, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/CapitalIncomeFund.  The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 15 of the prospectus and in the sections "How to Buy Shares" beginning on page 61 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees[1]	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.23%	1.00%	1.00%	0.47%	None
Other Expenses
Other Expenses of the Fund	0.20%	0.55%	0.29%	0.30%	0.12%
Other Expenses of the Subsidiary[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Total Other Expenses	0.20%	0.55%	0.29%	0.30%	0.12%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.02%	2.14%	1.88%	1.36%	0.71%
Fee Waiver and/or Expense Reimbursement[3]	(0.04%)	(0.18%)	(0.04%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	1.96%	1.84%	1.32%	0.67%

1. "Management Fees" reflects the gross management fees paid to the Manager by the Fund during the Fund's most recent fiscal year and the estimated gross management fee of the Subsidiary for its first full fiscal year.
2. "Other Expenses of the Subsidiary" are based on estimated amounts for its first full fiscal year.
3. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in funds managed by the Manager or its affiliates. The Fund's transfer agent has also voluntarily agreed to limit its fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class per fiscal year, and to 0.30% of average annual net assets per fiscal year for Class A shares. Each of these expense limitations may not be amended or withdrawn until one year from the date of this prospectus. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$670	$879	$1,105	$1,754	$670	$879	$1,105	$1,754
Class B	$701	$959	$1,345	$1,924	$201	$659	$1,145	$1,924
Class C	$289	$592	$1,022	$2,218	$189	$592	$1,022	$2,218
Class N	$235	$430	$746	$1,642	$135	$430	$746	$1,642
Class Y	$69	$224	$392	$882	$69	$224	$392	$882

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests in both equity and debt securities of domestic and foreign issuers in different capitalization ranges and in developed or developing countries. Under normal market conditions, the Fund invests at least 65% of its total assets in equity and debt securities that are expected to generate income. The percentages of equity and debt securities the Fund holds may vary from time to time. There is no limit on the Fund's investments in foreign securities.

Equity Securities. In selecting equity securities, the portfolio manager mainly uses a value-oriented investing style. A security may be undervalued because the market does not yet recognize its potential or the issuer is temporarily out of favor. The Fund seeks to realize gains when other investors recognize the real or prospective worth of the security. Value securities may offer higher than average dividends and the Fund may invest in equity securities to seek both current income and capital growth. The portfolio manager typically looks for securities that: have high current income, are believed to have substantial earnings possibilities, have low price/earnings ratios, and have a low price relative to the underlying value of the issuer's assets, earnings, cash flow or other factors.

Debt Securities. The portfolio manager looks for high current yields and typically searches for corporate and government debt securities that offer: attractive relative value, more income than U.S. treasury obligations, a balance of risk and return, high income potential and portfolio diversification.

The Fund's debt securities may be rated by a nationally recognized statistical rating organization or may be unrated. The Fund can invest up to 25% of its total assets below investment grade securities, also referred to as "junk bonds," but cannot invest more than 10% of its assets in below investment grade non-convertible securities. "Investment grade" securities are rated in one of the top four rating categories.

Derivative Securities. The Fund may also use derivative instruments to seek income or to try to manage investment risks, including: options, futures, swaps, "structured" notes, mortgage-related securities and equity-linked debt securities.

The Fund may sell securities that no longer meet the above criteria.

The Fund's holdings may at times differ significantly from the weightings of the indices comprising its reference index (the "Reference Index"). The Fund's Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclay's Capital U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index.

The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price. The value of the Fund's portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Value Investing. Value investing entails the risk that if the market does not recognize that the Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Main Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

     The Fund has requested a private letter ruling from the Internal Revenue Service confirming that income from the Fund's investment in the Subsidiary constitutes "qualifying income" for purposes of the tax rules. Currently, the Internal Revenue Service has suspended the granting of private letter rulings, pending further internal discussion. As a result, there can be no assurance that the Internal Revenue Service will grant the private letter ruling requested. If the Internal Revenue Service does not grant the private letter ruling request, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered "qualifying income" for purposes of the Fund remaining qualified as a regulated investment company for federal income tax purposes.

Who is the Fund Designed For? The Fund is designed primarily for investors seeking total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that has substantial investments in equity securities. Although the Fund seeks total return, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A Shares) from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and those of the Reference Index, which has characteristics of those markets in which the Fund can invest. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/CapitalIncomeFund

Sales charges and taxes are not included in the calculations and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 18.21% (2nd Qtr 03) and the lowest return was -24.23% (4th Qtr 08). For the period from January 1, 2012 to September 30, 2012, the cumulative return before taxes was 10.46%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

     Performance information for Class Y shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Class A Shares (inception 12/1/70)
Return Before Taxes	(1.79%)	(4.36%)	1.54%
Return After Taxes on Distributions	(2.97%)	(5.58%)	0.15%
Return After Taxes on Distributions and Sale of Fund Shares	(0.99%)	(4.08%)	0.74%
Class B Shares (inception 8/17/93)	(1.90%)	(4.42%)	1.62%
Class C Shares (inception 11/01/95)	2.29%	(4.03%)	1.30%
Class N Shares (inception 3/01/01)	2.90%	(3.57%)	1.76%
Russell 3000 Index	1.03%	(0.01%)	3.51%
(reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
(reflects no deduction for fees, expenses or taxes)
Reference Index	5.77%	4.51%	4.33%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.  Prior to January 1, 2013, all references in this Prospectus to the "Sub-Adviser" refer to OppenheimerFunds, Inc. in its capacity as the Manager.

Portfolio Managers. Michelle Borré, CFA, has been lead portfolio manager of the Fund since April 2009 and Vice President of the Fund since May 2009. Krishna Memani has been a Vice President and portfolio manager of the Fund since April 2009.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Capital Income Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/CapitalIncomeFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0300.001.1212